SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2005

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition

On May 6, 2005, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended March 31, 2005 and conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                  For the Aerospace Systems segment, EBITDA was $20.1 million for the quarter ended March 31, 2005 with a 15% EBITDA margin.  For the fiscal year ended March 31, 2005, EBITDA was $73.7 million with an EBITDA margin of 15%. (See Schedule “Non-GAAP Financial Measure Disclosure.”)

•                  For the Aftermarket Services segment, EBITDA was $3.6 million for the quarter ended March 31, 2005 with a 8% EBITDA margin.  For the fiscal year ended March 31, 2005, EBITDA was $16.1 million with an EBITDA margin of 9%.  (See Schedule “Non-GAAP Financial Measure Disclosure.”)

•                  For the Other segment, EBITDA was a loss of $3.9 million for the quarter ended March 31, 2005.  For the fiscal year ended March 31, 2005, EBITDA was a loss of $12.7 million.  (See Schedule “Non-GAAP Financial Measure Disclosure.”)

•                  For the fiscal year ended March 31, 2005, sales mix was as follows: commercial was 44% (compared to 43% in the prior full fiscal year), military was 34% (compared to 33% in the prior full fiscal year), regional jets were 6% (compared to 6% in the prior full fiscal year), business jets were 8% (compared to 8% in the prior full fiscal year) and other was 8% (compared to 10% in the prior full fiscal year).

•                  For the fiscal year ended March 31, 2005, OEM sales represented 59% (compared to 58% in the prior full fiscal year), Aftermarket was 33% (compared to 32% in the prior full fiscal year), and Other was 8% (compared to 10% in the prior fill fiscal year).

•                  Same store sales for the fiscal year ended March 31, 2005 increased 6% over the prior  year.  Aerospace Systems same store sales for the fiscal year ended March 31, 2005 was $421.2 million, an increase of 8% over the prior fiscal year. Aftermarket Services same store sales for the fiscal year ended March 31, 2005 was $173.0 million, an increase of 17% over the prior fiscal year.  Same store sales for the quarter ended March 31, 2005 increased 3% over the comparable quarter in the prior fiscal year.

•                  In total sales, export sales for the quarter ended March 31, 2005 were $42.0 million, a decrease of 4% in the previous year quarter ended March 31, 2004.  Full fiscal year export sales were $157.7 million for the fiscal year ended March 31, 2005,  an increase of 16% from the previous year.

•                  Backlog at March 31, 2005 was $598 million, up from $520 million at March 31, 2004 and up from $486 million at March 31, 2003.  The top ten programs represented in the backlog were the 777, 737NG, A320, V-22, 747, C-17, E-2C, CH-47, F-18 and F-15 programs, respectively.

•                  Boeing commercial, military and space accounted for 21.2% of net sales for the fiscal year ended March 31, 2005 and is the only customer that accounts for more than 10% of net sales.  Airbus represent 4% of net sales for the  fiscal year ended March 31, 2005.

•                  Net debt at March 31, 2005 was $153.0 million, as compared to $218.8 million at March 31, 2004. Net debt to capital was 23% at March 31, 2005.

•                  The effective tax rate for continuing operations for the quarter ended March 31, 2005 was 22%.  The effective tax rate for fiscal year 2006 is estimated to be between 31 and 33%.

•                  Research and development expense was $2.7 million for the quarter ended March 31, 2005, up 20% from the prior year period, and was $8.3 million for  the fiscal year ended March 31, 2005, up 12% from the prior fiscal year.

•                  Net cash provided by operating activities was $64.3 million for the year ended March 31, 2005.

Non-GAAP Financial Measure Disclosures Schedule

Management believes that Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") provides investors  with an important perspective on the current underlying performance of the business by identifying non-cash expenses, interest and taxes included in income from continuing operations.

The following definition is provided for the non-GAAP financial measure identified above, together with a reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three Months Ended March 31, 2005

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA):	Total	Segment Data

Income from Continuing Operations	$4,870

Add-back:
Income Tax Expense	50
Interest Expense and Other	3,369	Aerospace Systems	Aftermarket Services	Other	Corporate / Eliminations

Operating Income (Expense)	$8,289	$14,604	$1,494	($4,200)	($3,609)

Depreciation and Amortization	7,918	5,452	2,132	297	37

Earnings (Losses) before Interest, Taxes, Depreciation and Amortization ("EBITDA")	$16,207	$20,056	$3,626	($3,903)	($3,572)

Net Sales	$181,874	$132,734	$45,904	$4,969	($1,733)

EBITDA Margin	8.9%	15.1%	7.9%	-78.5%	n/a

	Twelve Months Ended March 31, 2005

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA):	Total	Segment Data

Income from Continuing Operations	$15,809

Add-back:
Income Tax Expense	4,596
Interest Expense and Other	13,025	Aerospace Systems	Aftermarket Services	Other	Corporate / Eliminations

Operating Income (Expense)	$33,430	$54,046	$7,627	($14,989)	($13,254)

Depreciation and Amortization	30,528	19,681	8,426	2,276	145

Earnings (Losses) before Interest, Taxes, Depreciation and Amortization ("EBITDA")	$63,958	$73,727	$16,053	($12,713)	($13,109)

Net Sales	$688,485	$495,425	$172,958	$26,560	($6,458)

EBITDA Margin	9.3%	14.9%	9.3%	-47.9%	n/a

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits.

(c)                                  Exhibits.

Number	Description of Document
99.1	Press Release dated May 6, 2005

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2005

TRIUMPH GROUP, INC.

By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 6, 2005